Exhibit 99.1

Second Quarter 2010 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s August 3, 2010 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, our ability to complete and successfully integrate pending and recent acquisitions, and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2009. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s August 3, 2010 conference call might not occur.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-13
Lease Commencement Information by Segment	14
Stabilized Portfolio Capital Expenditures	15
Lease Expiration Summary and Lease Expirations by Region	16-19
Top Fifteen Tenants	20
2010 Acquisitions	21

Development
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25
Debt Covenants	26

Non-GAAP Supplemental Measures	27-31

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2010, the Company’s stabilized portfolio consisted of 100 office buildings and 41 industrial buildings, which encompassed an aggregate of 10.1 million and 3.7 million rentable square feet, respectively, and was 85.1% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200 Los Angeles, CA 90064 (310) 481-8400 Web: www.kilroyrealty.com E-mail: investorrelations@kilroyrealty.com
Edward F. Brennan, Ph.D.		Chris Corpuz	Executive VP, Acquisitions and Strategic Initiatives
William P. Dickey		Jeffrey C. Hawken	Executive VP and COO
Scott S. Ingraham		Tyler H. Rose	Executive VP and CFO
John B. Kilroy, Jr.		John T. Fucci	Sr. VP, Asset Management
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP, San Diego
		Justin W. Smart	Sr. VP, Development

Equity Research Coverage
Bank of America Merrill Lynch		ISI Group
James Feldman	(646) 855-5808	Steve Sakwa	(212) 446-9462

Citigroup Investment Research		JMP Securities
Michael Bilerman	(212) 816-1383	Mitch Germain	(212) 906-3546

Cowen and Company		J.P. Morgan
James Sullivan	(646) 562-1380	Anthony Paolone	(212) 622-6682

Credit Suisse Group		RBC Capital Markets
Andrew Rosivach	(415) 249-7942	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
John N. Perry	(212) 250-4912	David Aubuchon	(314) 863-4235

FBR Capital Markets		Stifel, Nicolaus & Company
Srikanth Nagarajan	(646) 885-5429	John W. Guinee III	(443) 224-1307

Green Street Advisors		UBS Investment Research
Michael Knott	(949) 640-8780	Ross T. Nussbaum	(212) 713-2484

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
INCOME ITEMS (Including Discontinued Operations):
Revenues	$72,416	$66,819	$67,379	$68,494	$71,050
Lease Termination Fees	303	192	177	94	983
Net Operating Income (1)	51,033	48,795	48,667	49,166	53,040
Capitalized Interest and Debt Costs	2,810	2,584	2,733	2,614	2,273
Net (Loss) Income Available to Common Stockholders (10)(11)	(1,783)	4,886	(3,009)	8,111	9,117
EBITDA (1)(2)(10)	43,330	41,771	30,978	42,005	46,235
Funds From Operations (1)(3)(4)(10)(11)	21,658	25,806	17,679	30,190	30,331
Funds Available for Distribution (1)(3)(4)(10)	10,695	13,791	12,921	23,920	25,068
Net (Loss) Income Available to Common Stockholders per common share – diluted (10)(11)	$(0.04)	$0.11	$(0.08)	$0.17	$0.25
Funds From Operations per common share – diluted (10)(11)	$0.41	$0.57	$0.39	$0.66	$0.79
Dividends per share	$0.35	$0.35	$0.35	$0.35	$0.35
RATIOS (Including Discontinued Operations):
Operating Margins	70.5%	73.0%	72.2%	71.8%	74.7%
Interest Coverage Ratio (5)(10)	3.5x	3.8x	2.9x	4.0x	4.2x
Fixed Charge Coverage Ratio (6)(10)	2.7x	2.8x	2.2x	3.0x	3.1x
FFO Payout Ratio (7)(10)(11)	87.3%	60.8%	88.8%	52.0%	51.8%
FAD Payout Ratio (8)(10)	176.8%	113.7%	121.5%	65.7%	62.7%

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
ASSETS:
Real Estate Held for Investment before Depreciation	$2,953,609	$2,556,303	$2,520,083	$2,504,916	$2,492,814
Total Assets	2,556,509	2,112,242	2,084,281	2,079,002	2,087,582
CAPITALIZATION:
Total Debt (9)	$1,181,970	$1,031,514	$1,006,074	$986,788	$998,944
Total Preferred Equity and Noncontrolling Interests (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (9)	1,605,996	1,382,129	1,376,221	1,244,747	921,669
Total Market Capitalization (9)	2,989,466	2,615,143	2,583,795	2,433,035	2,122,113
Total Debt / Total Market Capitalization	39.6%	39.4%	39.0%	40.6%	47.1%
Total Debt and Preferred / Total Market Capitalization	46.3%	47.1%	46.8%	48.9%	56.6%

(1)	Please refer to pages 27 and 28 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.
(2)	Please refer to page 30 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.
(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.
(4)	Reported amounts are attributable to common stockholders and common unitholders.
(5)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts.
(6)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.
(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.
(9)	See “Capital Structure” on page 23.
(10)	Amounts reported for the three months ended December 31, 2009 include a previously announced one-time $7.0 million charge for separation payments related to the resignation of the Company’s former Chief Financial Officer in December 2009.
(11)	Amounts reported for the three months ended June 30, 2010 include a $4.6 million loss for the early extinguishment of debt related to the Company’s tender offer at par of $150.0 million of its 3.25% exchangeable senior notes.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
High Price	$33.92	$32.60	$31.99	$30.75	$23.35
Low Price	$29.73	$26.75	$26.00	$18.67	$16.16
Closing Price	$29.73	$30.84	$30.67	$27.74	$20.54
Dividends per share - annualized	$1.40	$1.40	$1.40	$1.40	$1.40
Closing common shares (in 000’s) (1) (2)	52,296	43,093	43,149	43,149	43,149
Closing common partnership units (in 000’s) (1)	1,723	1,723	1,723	1,723	1,723

	54,019	44,816	44,872	44,872	44,872

(1)	As of the end of the period.
(2)	In April 2010, the Company completed an underwritten public offering of 9,200,000 shares of its common stock at $34.00 per share.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
ASSETS:
Land and improvements	$434,792	$338,684	$335,932	$335,932	$335,932
Buildings and improvements	2,247,549	1,950,408	1,920,543	1,909,876	1,901,647
Undeveloped land and construction in progress	271,268	267,211	263,608	259,108	255,235

Total real estate held for investment	2,953,609	2,556,303	2,520,083	2,504,916	2,492,814
Accumulated depreciation and amortization	(644,246)	(623,981)	(605,976)	(587,968)	(568,877)

Total real estate assets, net	2,309,363	1,932,322	1,914,107	1,916,948	1,923,937
Cash and cash equivalents	29,428	10,736	9,883	9,265	13,348
Restricted cash	3,485	32	2,059	2,936	591
Marketable securities	4,087	4,226	3,452	3,229	2,801
Current receivables, net	3,739	2,913	3,236	3,139	2,945
Deferred rent receivables, net	79,813	76,406	74,392	72,623	71,355
Note receivable	10,603	10,641	10,679	10,716	10,753
Deferred leasing costs and acquisition-related intangible assets, net	98,466	56,570	51,832	49,627	49,803
Deferred financing costs, net	10,078	7,651	8,334	4,393	5,250
Prepaid expenses and other assets, net	7,447	10,745	6,307	6,126	6,799

TOTAL ASSETS	$2,556,509	$2,112,242	$2,084,281	$2,079,002	$2,087,582

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt	$316,570	$267,014	$294,574	$296,788	$300,944
Exchangeable senior notes, net	296,660	438,749	436,442	398,347	434,132
Unsecured senior notes, net	391,888	144,000	144,000	144,000	144,000
Unsecured line of credit	150,000	150,000	97,000	126,000	94,000
Accounts payable, accrued expenses and other liabilities	57,792	58,333	52,533	42,565	32,365
Accrued distributions	20,395	17,167	17,136	17,133	17,129
Deferred revenue and acquisition-related intangible liabilities, net	71,651	65,655	66,890	69,252	71,333
Rents received in advance and tenant security deposits	25,849	23,654	18,230	18,381	22,038

Total liabilities	1,330,805	1,164,572	1,126,805	1,112,466	1,115,941

Noncontrolling Interest:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	523	431	431	431	431
Additional paid-in capital	1,208,716	914,766	913,657	904,043	901,747
Distributions in excess of earnings	(211,555)	(191,190)	(180,722)	(162,391)	(155,183)

Total stockholders’ equity	1,119,266	845,589	854,948	863,665	868,577

Noncontrolling Interest
Common units of the Operating Partnership	32,800	28,443	28,890	29,233	29,426

Total equity	1,152,066	874,032	883,838	892,898	898,003

TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$2,556,509	$2,112,242	$2,084,281	$2,079,002	$2,087,582

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
Rental income	$65,038	$62,598	3.9%	$125,694	$125,662	0.0%
Tenant reimbursements	6,483	7,403	(12.4%)	12,201	15,055	(19.0%)
Other property income	895	1,049	(14.7%)	1,340	2,844	(52.9%)

Total revenues	72,416	71,050	1.9%	139,235	143,561	(3.0%)

EXPENSES:
Property expenses	14,543	12,582	15.6%	26,563	24,912	6.6%
Real estate taxes	6,482	6,143	5.5%	12,518	12,272	2.0%
Provision for bad debts	(12)	(1,272)	(99.1%)	14	152	(90.8%)
Ground leases	370	432	(14.4%)	312	829	(62.4%)
General and administrative expenses	6,728	7,308	(7.9%)	13,823	14,361	(3.7%)
Acquisition-related expenses	957	—	100.0%	1,270	—	100.0%
Depreciation and amortization	23,722	23,470	1.1%	44,660	44,640	0.0%

Total expenses	52,790	48,663	8.5%	99,160	97,166	2.1%

OTHER (EXPENSES) INCOME:
Interest income and other net investment (losses) gains	(18)	503	(103.6%)	366	573	(36.1%)
Interest expense	(13,088)	(11,897)	10.0%	(25,044)	(24,115)	3.9%
Loss on early extinguishment of debt	(4,564)	—	(100.0%)	(4,564)	—	(100.0%)

Total other (expenses) income	(17,670)	(11,394)	55.1%	(29,242)	(23,542)	24.2%
INCOME FROM CONTINUING OPERATIONS	1,956	10,993	(82.2%)	10,833	22,853	(52.6%)
DISCONTINUED OPERATIONS
Loss from discontinued operations	—	(135)	(100.0%)	—	(224)	(100.0%)
Net gain on dispositions of discontinued operations	—	2,485	(100.0%)	—	2,485	(100.0%)

Total income from discontinued operations	—	2,350	(100.0%)	—	2,261	(100.0%)
NET INCOME	1,956	13,343	(85.3%)	10,833	25,114	(56.9%)
Net loss (income) attributable to noncontrolling common units of the Operating Partnership	60	(427)	114.1%	(132)	(824)	(84.0%)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	2,016	12,916	(84.4%)	10,701	24,290	(55.9%)
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	0.0%	(2,794)	(2,794)	0.0%
Preferred dividends	(2,402)	(2,402)	0.0%	(4,804)	(4,804)	0.0%

Total preferred distributions and dividends	(3,799)	(3,799)	0.0%	(7,598)	(7,598)	0.0%

NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS	$(1,783)	$9,117	(119.6%)	$3,103	$16,692	(81.4%)

Weighted average common shares outstanding - basic	50,297	35,965	39.8%	46,674	34,405	35.7%
Weighted average common shares outstanding - diluted	50,297	35,965	39.8%	46,678	34,431	35.6%
NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net (loss) income available to common stockholders per share - basic	$(0.04)	$0.25	(116.0%)	$0.05	$0.48	(89.6%)

Net (loss) income available to common stockholders per share - diluted	$(0.04)	$0.25	(116.0%)	$0.05	$0.47	(89.4%)

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
FUNDS FROM OPERATIONS: (1)
Net (loss) income available to common stockholders	($1,783)	$9,117	(119.6%)	$3,103	$16,692	(81.4%)
Adjustments:
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(60)	427	(114.1%)	132	824	(84.0%)
Depreciation and amortization of real estate assets	23,501	23,272	1.0%	44,229	44,259	(0.1%)
Net gain on dispositions of discontinued operations	—	(2,485)	(100.0%)	—	(2,485)	(100.0%)

Funds From Operations (2)	$21,658	$30,331	(28.6%)	$47,464	$59,290	(19.9%)

Weighted average common shares/units outstanding - basic (3)	52,884	38,495	37.4%	49,240	36,875	33.5%
Weighted average common shares/units outstanding - diluted (3)	52,889	38,495	37.4%	49,243	36,902	33.4%
FFO per common share/unit - basic (2)	$0.41	$0.79	(48.0%)	$0.96	$1.61	(40.4%)

FFO per common share/unit - diluted (2)	$0.41	$0.79	(48.0%)	$0.96	$1.61	(40.4%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations (2)	$21,658	$30,331	(28.6%)	$47,464	$59,290	(19.9%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(13,957)	(4,821)	189.5%	(25,918)	(9,680)	167.7%
Amortization of deferred revenue related to tenant improvements (4)	(2,423)	(2,821)	(14.1%)	(4,775)	(5,142)	(7.1%)
Net effect of straight-line rents (5)	(3,406)	(2,664)	27.9%	(5,420)	(4,213)	28.6%
Amortization of other deferred revenue, net (6)	(151)	58	(360.3%)	(201)	(1,109)	(81.9%)
Amortization of net above (below) market rents (7)	60	(151)	139.7%	32	(300)	110.7%
Noncash amortization of exchangeable debt discount, net (8)	1,753	1,587	10.5%	3,479	3,155	10.3%
Loss on early extinguishment of debt	4,564	—	100.0%	4,564	—	100.0%
Amortization of deferred financing costs and debt discounts	784	813	(3.6%)	1,742	1,501	16.1%
Noncash amortization of share-based compensation awards	1,813	2,736	(33.7%)	3,519	5,543	(36.5%)

Funds Available for Distribution (2)	$10,695	$25,068	(57.3%)	$24,486	$49,045	(50.1%)

(1)	See page 28 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Reported amounts are attributable to common shareholders and unitholders.
(3)	Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.
(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.
(6)	Represents amortization of deferred revenue related to cash received prior to revenue recognition in connection with tenants’ contractual lease obligations, net of such amounts received.
(7)	Represents the adjustment related to the acquisition of buildings with above/below market rents.
(8)	Represents the amortization of the noncash debt discounts on the Company’s exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Total Same Store Portfolio
Number of properties	133	133		133	133
Square Feet	12,310,833	12,310,833		12,310,833	12,310,833
Percent of Stabilized Portfolio	89.6%	100.0%		89.6%	100.0%
Average Occupancy	84.8%	85.9%		83.7%	87.0%
Operating Revenues:
Rental income	$61,739	$62,551	(1.3%)	$122,267	$125,535	(2.6%)
Tenant reimbursements	6,419	7,401	(13.3%)	12,135	15,053	(19.4%)
Other property income	893	1,049	(14.9%)	1,338	2,844	(53.0%)

Total operating revenues	69,051	71,001	(2.7%)	135,740	143,432	(5.4%)

Operating Expenses:
Property expenses	13,500	12,394	8.9%	25,299	24,507	3.2%
Real estate taxes	5,890	5,942	(0.9%)	11,637	11,922	(2.4%)
Provision for bad debts	(12)	(1,271)	(99.1%)	14	153	(90.8%)
Ground leases	370	432	(14.4%)	312	829	(62.4%)

Total operating expenses	19,748	17,497	12.9%	37,262	37,411	(0.4%)

GAAP Net Operating Income	$49,303	$53,504	(7.9%)	$98,478	$106,021	(7.1%)

Same Store Analysis (Cash Basis) (2)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Total operating revenues	$63,446	$67,104	(5.5%)	$125,751	$132,911	(5.4%)
Total operating expenses	19,760	18,768	5.3%	37,248	37,258	(0.0%)

Cash Net Operating Income	$43,686	$48,336	(9.6%)	$88,503	$95,653	(7.5%)

(1)	Same store defined as all stabilized properties owned as of January 1, 2009 and still owned and in the stabilized portfolio as of June 30, 2010.

(2)	Please refer to page 29 for a reconciliation of the Same Store measures on this page to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of	Portfolio Breakdown		Total Square	Occupancy at: (1)
	Buildings	Year-to-Date NOI (2)	Sq. Ft.	Feet	6/30/2010	3/31/2010	12/31/2009
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles and Ventura Counties	30	30.2%	24.4%	3,351,777	93.0%	88.1%	88.8%
San Diego	62	56.4%	39.0%	5,357,607	81.5%	79.3%	76.8%
Orange County	7	0.7%	4.7%	647,447	78.2%	52.4%	49.8%
San Francisco	1	1.5%	5.3%	731,972	89.7%	—	—

Subtotal	100	88.8%	73.4%	10,088,803	85.7%	81.8%	80.6%

Industrial:
Los Angeles County	1	1.5%	1.4%	192,053	100.0%	100.0%	100.0%
Orange County	40	9.7%	25.2%	3,462,410	82.4%	84.5%	87.6%

Subtotal	41	11.2%	26.6%	3,654,463	83.3%	85.3%	88.2%

OCCUPANCY BY REGION:
Los Angeles and Ventura Counties	31	31.7%	25.8%	3,543,830	93.3%	88.7%	89.4%
San Diego	62	56.4%	39.0%	5,357,607	81.5%	79.3%	76.8%
Orange County	47	10.4%	29.9%	4,109,857	81.7%	82.1%	84.8%
San Francisco	1	1.5%	5.3%	731,972	89.7%	—	—

TOTAL STABILIZED PORTFOLIO	141	100.0%	100.0%	13,743,266	85.1%	82.8%	82.8%

REENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	142			13,900,724

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	84.6%	85.0%	84.7%
Year-to-Date	82.8%	85.1%	83.5%

AVERAGE OCCUPANCY - SAME STORE PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	84.7%	85.0%	84.8%
Year-to-Date	83.1%	85.1%	83.7%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Los Angeles and Ventura, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	82.7%
24025 Park Sorrento	Calabasas	102,264	100.0%
26541 Agoura Road	Calabasas	90,156	100.0%
5151 Camino Ruiz	Camarillo	187,861	89.4%
5153 Camino Ruiz	Camarillo	38,655	100.0%
5155 Camino Ruiz	Camarillo	38,856	100.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	93.4%
2260 E. Imperial Highway	El Segundo	286,151	100.0%
909 N. Sepulveda Boulevard	El Segundo	241,607	97.7%
999 N. Sepulveda Boulevard	El Segundo	127,901	98.6%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	87.3%
3800 Kilroy Airport Way	Long Beach	192,476	100.0%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	65.2%
12100 W. Olympic Boulevard	Los Angeles	150,167	100.0%
12200 W. Olympic Boulevard	Los Angeles	150,302	92.2%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	58.9%
3130 Wilshire Boulevard	Santa Monica	88,339	80.3%
501 Santa Monica Boulevard	Santa Monica	73,115	71.2%
2829 Townsgate Road	Thousand Oaks	81,067	94.7%

Total Los Angeles and Ventura Office		3,351,777	93.0%

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	24.5%
12235 El Camino Real	Del Mar	54,673	100.0%
12340 El Camino Real	Del Mar	87,405	88.7%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	100.0%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Centre Drive	Del Mar	52,375	73.7%
3611 Valley Centre Drive	Del Mar	130,178	100.0%
3661 Valley Centre Drive	Del Mar	129,752	88.5%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	0.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	72.3%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	0.0%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	63.5%
15445 Innovation Drive	I-15 Corridor	51,500	100.0%
13280 Evening Creek Drive South	I-15 Corridor	42,971	46.5%
13290 Evening Creek Drive South	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	142,742	97.6%
13520 Evening Creek Drive North	I-15 Corridor	141,368	91.9%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California (Continued)
2355 Northside Drive	Mission Valley	50,425	80.2%
2365 Northside Drive	Mission Valley	91,260	82.4%
2375 Northside Drive	Mission Valley	48,949	78.6%
2385 Northside Drive	Mission Valley	88,795	71.8%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	0.0%
4921 Directors Place	Sorrento Mesa	55,500	52.9%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	0.0%
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	0.0%
10243 Genetic Center Drive	Sorrento Mesa	102,875	0.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	0.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	74.1%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego Office		5,357,607	81.5%

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	96.6%
8101 Kaiser Boulevard	Anaheim	59,790	92.2%
601 Valencia Avenue	Brea	60,891	0.0%
603 Valencia Avenue	Brea	45,900	10.1%
2211 Michelson Drive	Irvine	271,556	95.9%
111 Pacifica	Irvine Spectrum	67,496	67.5%
999 Town & Country	Orange	98,551	100.0%

Total Orange County Office		647,447	78.2%

San Francisco, California
303 Second Street	San Francisco	731,972	89.7%

Total San Francisco Office		731,972	89.7%

Total Office		10,088,803	85.7%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles Industrial		192,053	100.0%

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	0.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	0.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	88.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	37.9%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	0.0%
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	100.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	74.8%
1075 Lambert Road	Brea	98,811	66.5%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681 / 12691 Pala Drive	Garden Grove	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	75.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	0.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,462,410	82.4%

Total Industrial		3,654,463	83.3%

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Lease Commencement Information by Segment

For Leases That Commenced During the Three Months Ended June 30, 2010

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq. Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	15	12	299,454	81,168	$43.84	$0.38	(1.4%)	(10.4%)	78.4%	100
Industrial	3	0	19,000	0	5.86	0.07	(29.0%)	(30.3%)	—	47

Total	18	12	318,454	81,168	$41.54	$0.29	(3.2%)	(11.6%)	59.4%	97

For Leases That Commenced During the Six Months Ended June 30, 2010

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq. Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	27	21	489,465	221,811	$40.69	$0.66	(5.7%)	(16.8%)	78.1%	94
Industrial	5	3	35,000	127,156	2.34	0.31	(21.4%)	(24.6%)	44.8%	48

Total	32	24	524,465	348,967	$32.80	$0.56	(7.5%)	(17.6%)	61.4%	85

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases. Excludes leasing on new construction.
(2)	Amounts exclude tenant-funded tenant improvements.
(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Nonrecurring Capital Expenditures:
	Q1 2010	Q2 2010	YTD 2010
Capital Improvements	$1,873	$1,562	$3,435
Tenant Improvements & Leasing Commissions	3,980	3,290	7,270

Total	$5,853	$4,852	$10,705

Recurring Capital Expenditures:
	Q1 2010	Q2 2010	YTD 2010
Capital Improvements
Office	$2,445	$3,339	$5,784
Industrial	887	239	1,126

	3,332	3,578	$6,910
Tenant Improvements & Leasing Commissions (1)
Office	8,170	9,501	17,671
Industrial	459	878	1,337

	8,629	10,379	19,008
Total
Office	10,615	12,840	23,455
Industrial	1,346	1,117	2,463

	$11,961	$13,957	$25,918

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft.(2)
OFFICE:
Remainder of 2010	42	722,680	8.5%	$16,184	6.3%	$22.39
2011	72	668,516	7.8%	15,620	6.1%	23.37
2012	68	764,906	9.0%	21,225	8.3%	27.75
2013	66	842,130	9.9%	22,821	8.9%	27.10
2014	53	1,130,162	13.2%	30,005	11.8%	26.55
2015	59	1,053,088	12.3%	32,948	12.9%	31.29
2016	11	197,089	2.3%	5,023	2.0%	25.49
2017	25	1,326,819	15.5%	38,225	15.0%	28.81
2018	16	757,483	8.9%	33,012	12.9%	43.58
2019	9	357,541	4.2%	13,477	5.3%	37.69
2020 and beyond	14	723,732	8.4%	26,746	10.5%	36.96

Subtotal	435	8,544,146	100.0%	$255,286	100.0%	$29.88

INDUSTRIAL:
Remainder of 2010	4	96,484	3.2%	$904	3.7%	$9.37
2011	12	376,658	12.4%	3,345	13.7%	8.88
2012	11	453,502	14.9%	2,692	11.0%	5.94
2013	8	610,455	20.1%	4,463	18.2%	7.31
2014	11	478,578	15.7%	3,831	15.7%	8.00
2015	10	544,864	17.9%	3,839	15.7%	7.05
2016	2	233,278	7.7%	3,274	13.4%	14.03
2017	—	—	—	—	—	—
2018	1	82,602	2.7%	643	2.6%	7.78
2019	2	168,200	5.4%	1,467	6.0%	8.72
2020 and beyond	—	—	—	—	—	—

Subtotal	61	3,044,621	100.0%	$24,458	100.0%	$8.03

TOTAL PORTFOLIO:
Remainder of 2010	46	819,164	7.1%	$17,088	6.1%	$20.86
2011	84	1,045,174	9.0%	18,965	6.8%	18.15
2012	79	1,218,408	10.5%	23,917	8.5%	19.63
2013	74	1,452,585	12.5%	27,284	9.8%	18.78
2014	64	1,608,740	13.9%	33,836	12.1%	21.03
2015	69	1,597,952	13.8%	36,787	13.2%	23.02
2016	13	430,367	3.7%	8,297	3.0%	19.28
2017	25	1,326,819	11.4%	38,225	13.7%	28.81
2018	17	840,085	7.2%	33,655	12.0%	40.06
2019	11	525,741	4.5%	14,944	5.3%	28.42
2020 and beyond	14	723,732	6.4%	26,746	9.5%	36.96

Total	496	11,588,767	100.0%	$279,744	100.0%	$24.14

(1)	The information presented reflects leasing activity through June 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	Los Angeles/Ventura Counties						Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2010	27	561,209	18.4%	$11,809	14.4%	$21.04	4	10,518	2.1%	$246	1.5%	$23.39
2011	52	475,986	15.6%	10,173	12.4%	21.37	8	24,308	4.9%	657	4.1%	27.03
2012	37	187,202	6.1%	5,379	6.5%	28.73	14	58,967	12.0%	1,621	10.0%	27.49
2013	39	389,903	12.8%	10,245	12.5%	26.28	11	50,544	10.3%	1,646	10.2%	32.57
2014	29	562,653	18.4%	15,761	19.2%	28.01	13	50,335	10.2%	1,543	9.5%	30.65
2015	29	326,054	10.7%	10,229	12.4%	31.37	6	53,709	10.9%	1,348	8.3%	25.10
2016	6	69,552	2.3%	2,597	3.2%	37.34	1	7,067	1.4%	283	1.8%	40.05
2017	8	126,315	4.1%	4,491	5.5%	35.55	3	55,101	11.2%	2,339	14.5%	42.45
2018	3	35,140	1.2%	1,196	1.5%	34.04	2	106,935	21.7%	3,307	20.5%	30.93
2019	2	170,596	5.6%	6,348	7.7%	37.21	1	61,885	12.6%	2,775	17.2%	44.84
2020 and beyond	3	146,053	4.8%	4,041	4.7%	27.67	1	13,397	2.7%	405	2.4%	30.23

Subtotal	235	3,050,663	100.0%	$82,269	100.0%	$26.97	64	492,766	100.0%	$16,170	100.0%	$32.81

INDUSTRIAL:
Remainder of 2010	—	—	—	—	—	—	4	96,484	3.4%	$904	4.2%	$9.37
2011	—	—	—	—	—	—	12	376,658	13.2%	3,345	15.6%	8.88
2012	—	—	—	—	—	—	11	453,502	15.9%	2,692	12.5%	5.94
2013	—	—	—	—	—	—	8	610,455	21.4%	4,463	20.8%	7.31
2014	—	—	—	—	—	—	11	478,578	16.8%	3,831	17.8%	8.00
2015	—	—	—	—	—	—	10	544,864	19.1%	3,839	17.9%	7.05
2016	1	192,053	100.0%	2,960	100.0%	15.41	1	41,225	1.4%	314	1.5%	7.62
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	1	82,602	2.9%	643	3.0%	7.78
2019	—	—	—	—	—	—	2	168,200	5.9%	1,467	6.7%	8.72
2020 and beyond	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	60	2,852,568	100.0%	$21,498	100.0%	$7.54

TOTAL PORTFOLIO:
Remainder of 2010	27	561,209	17.3%	$11,809	13.9%	$21.04	8	107,002	3.2%	$1,150	3.1%	$10.75
2011	52	475,986	14.7%	10,173	11.9%	21.37	20	400,966	12.0%	4,002	10.6%	9.98
2012	37	187,202	5.8%	5,379	6.3%	28.73	25	512,469	15.3%	4,313	11.5%	8.42
2013	39	389,903	12.0%	10,245	12.0%	26.28	19	660,999	19.8%	6,109	16.2%	9.24
2014	29	562,653	17.4%	15,761	18.5%	28.01	24	528,913	15.8%	5,374	14.3%	10.16
2015	29	326,054	10.1%	10,229	12.0%	31.37	16	598,573	17.9%	5,187	13.8%	8.67
2016	7	261,605	8.1%	5,557	6.5%	21.24	2	48,292	1.4%	597	1.6%	12.36
2017	8	126,315	3.9%	4,491	5.3%	35.55	3	55,101	1.6%	2,339	6.2%	42.45
2018	3	35,140	1.1%	1,196	1.4%	34.04	3	189,537	5.7%	3,950	10.5%	20.84
2019	2	170,596	5.3%	6,348	7.4%	37.21	3	230,085	6.9%	4,242	11.2%	18.44
2020 and beyond	3	146,053	4.3%	4,041	4.8%	27.67	1	13,397	0.4%	405	1.0%	30.23

Total	236	3,242,716	100.0%	$85,229	100.0%	$26.28	124	3,345,334	100.0%	$37,668	100.0%	$11.26

(1)	The information presented reflects leasing activity through June 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	San Diego						San Francisco
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2010	10	138,349	3.2%	$3,729	2.8%	$26.95	1	12,604	1.9%	$400	1.6%	$31.74
2011	8	145,631	3.3%	4,079	3.1%	28.01	4	22,591	3.5%	711	2.9%	31.47
2012	13	463,179	10.7%	12,395	9.4%	26.76	4	55,558	8.5%	1,830	7.4%	32.94
2013	7	275,990	6.3%	6,547	5.0%	23.72	9	125,693	19.2%	4,383	17.8%	34.87
2014	8	441,896	10.2%	9,891	7.5%	22.38	3	75,278	11.5%	2,810	11.4%	37.33
2015	16	483,631	11.1%	13,349	10.1%	27.60	8	189,694	29.0%	8,022	32.6%	42.29
2016	2	107,776	2.5%	1,617	1.2%	15.00	2	12,694	1.9%	526	2.1%	41.44
2017	13	1,142,122	26.3%	31,278	23.7%	27.39	1	3,281	0.5%	117	0.5%	35.66
2018	10	604,362	13.9%	28,065	21.2%	46.44	1	11,046	1.7%	444	1.8%	40.20
2019	3	77,465	1.8%	2,371	1.8%	30.61	3	47,595	7.3%	1,983	8.1%	41.66
2020 and beyond	7	467,079	10.7%	18,909	14.2%	40.48	3	97,203	15.0%	3,391	13.8%	34.89

Subtotal	97	4,347,480	100.0%	$132,230	100.0%	$30.42	39	653,237	100.0%	$24,617	100.0%	$37.68

INDUSTRIAL:
Remainder of 2010	—	—	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—
2020 and beyond	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL PORTFOLIO:
Remainder of 2010	10	138,349	3.2%	$3,729	2.8%	$26.95	1	12,604	1.9%	$400	1.6%	$31.74
2011	8	145,631	3.3%	4,079	3.1%	28.01	4	22,591	3.5%	711	2.9%	31.47
2012	13	463,179	10.7%	12,395	9.4%	26.76	4	55,558	8.5%	1,830	7.4%	32.94
2013	7	275,990	6.3%	6,547	5.0%	23.72	9	125,693	19.2%	4,383	17.8%	34.87
2014	8	441,896	10.2%	9,891	7.5%	22.38	3	75,278	11.5%	2,810	11.4%	37.33
2015	16	483,631	11.1%	13,349	10.1%	27.60	8	189,694	29.0%	8,022	32.6%	42.29
2016	2	107,776	2.5%	1,617	1.2%	15.00	2	12,694	1.9%	526	2.1%	41.44
2017	13	1,142,122	26.3%	31,278	23.7%	27.39	1	3,281	0.5%	117	0.5%	35.66
2018	10	604,362	13.9%	28,065	21.2%	46.44	1	11,046	1.7%	444	1.8%	40.20
2019	3	77,465	1.8%	2,371	1.8%	30.61	3	47,595	7.3%	1,983	8.1%	41.66
2020 and beyond	7	467,079	10.7%	18,909	14.2%	40.48	3	97,203	15.0%	3,391	13.8%	34.89

Total	97	4,347,480	100.0%	$132,230	100.0%	$30.42	39	653,237	100.0%	$24,617	100.0%	$37.68

(1)	The information presented reflects leasing activity through June 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Quarterly Lease Expirations for 2010 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Q3 2010	25	526,150	6.2%	$12,371	4.8%	$23.51
Q4 2010	17	196,530	2.3%	3,813	1.5%	19.40

Subtotal 2010	42	722,680	8.5%	$16,184	6.3%	$22.39

INDUSTRIAL:
Q3 2010	—	—	—	—	—	—
Q4 2010	4	96,484	3.2%	904	3.7%	9.37

Subtotal 2010	4	96,484	3.2%	$904	3.7%	$9.37

TOTAL PORTFOLIO:
Q3 2010	25	526,150	4.4%	$12,371	4.4%	$23.51
Q4 2010	21	293,014	2.7%	4,717	1.7%	16.10

Total 2010	46	819,164	7.1%	$17,088	6.1%	$20.86

(1)	The information presented reflects leasing activity through June 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Top Fifteen Tenants (1)

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (2)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (2)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,126	536,812	5.5%	3.9%
Bridgepoint Education, Inc.	Office	14,257	302,078	5.2%	2.2%
Scripps Health	Office	12,562	262,868	4.5%	1.9%
CareFusion Corporation	Office	10,087	459,709	3.7%	3.3%
DIRECTV, Inc.	Office	8,540	314,207	3.1%	2.3%
AMN Healthcare, Inc.	Office	8,341	175,672	3.0%	1.3%
Fish & Richardson P.C.	Office	6,071	139,538	2.2%	1.0%
Hewlett-Packard Company	Office	5,838	162,017	2.1%	1.2%
Wells Fargo	Office	5,346	137,149	1.9%	1.0%
Verenium Corporation	Office	5,158	136,908	1.9%	1.0%
Epson America, Inc.	Office	4,915	136,026	1.8%	1.0%
Avnet, Inc.	Office	3,768	114,780	1.4%	0.8%
Scan Health Plan	Office	3,637	124,598	1.3%	0.9%
Young & Rubicam, Inc.	Office	3,391	97,203	1.2%	0.7%
Northrop Grumman Corporation	Office	3,268	117,376	1.2%	0.9%

Total Top Fifteen Tenants		$110,305	3,216,941	40.0%	23.4%

(1)	The information presented is as of the date of this filing.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of June 30, 2010.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

2010 Acquisitions

($ in millions)

COMPLETED ACQUISITIONS (1)	Submarket	Type	Month of Acquisition	Rentable Square Feet	Percentage Occupied as of 6/30/2010	Purchase Price
Property
1st Quarter:
2385 Northside Drive	Mission Valley	Office	March	88,795	71.8%	$18.0
San Diego, CA
2nd Quarter:
303 Second Street	South Financial District	Office	May	731,972	89.7%	$233.3
San Francisco, CA
999 Town & Country	Orange	Office	June	98,551	100.0%	$22.3
Orange, CA
2211 Michelson	Airport Area	Office	June	271,556	95.9%	$103.2
Irvine, CA
2355, 2365, and 2375 Northside Drive San Diego, CA	Mission Valley	Office	June	190,634	80.9%	$52.6

(1)	These properties were added to the Company’s stabilized portfolio upon acquisition.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 6/30/2010 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.2
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
San Diego Corporate Center - Phase I and II	Del Mar	Office	23.0	500,000	106.7
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	76.3
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$260.8

(1)	Represents cash paid and costs incurred as of June 30, 2010.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Capital Structure

As of June 30, 2010

($ in thousands)

	Shares/Units As of June 30, 2010	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Unsecured Line of Credit		$150,000	5.0%
Unsecured Exchangeable Senior Notes due 2012 (1)		148,000	5.0%
Unsecured Exchangeable Senior Notes due 2014 (2)		172,500	5.8%
Unsecured Senior Notes due 2010		61,000	2.0%
Unsecured Senior Notes due 2014		83,000	2.8%
Unsecured Senior Notes due 2020 (3)		250,000	8.4%
Secured Debt (4)		317,470	10.6%

Total Debt		$1,181,970	39.6%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (5)	1,500,000	$75,000	2.5%
7.800% Series E Cumulative Redeemable Preferred Stock (6)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (6)	3,450,000	86,250	2.9%
Common Units Outstanding (7)	1,723,131	51,229	1.7%
Common Shares Outstanding (7)	52,296,219	1,554,767	52.0%

Total Equity and Noncontrolling Interests		$1,807,496	60.4%

TOTAL MARKET CAPITALIZATION		$2,989,466	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $5.5 million as of June 30, 2010.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $18.4 million as of June 30, 2010.

(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $2.1 million as of June 30, 2010.

(4)	Includes the $52.0 million gross aggregate principal amount of the loan due in April 2012 before the effect of the unamortized discount of approximately $0.9 million as of June 30, 2010.

(5)	Value based on $50.00 per share liquidation preference.

(6)	Value based on $25.00 per share liquidation preference.

(7)	Value based on closing share price of $29.73 on June 30, 2010.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Debt Analysis

As of June 30, 2010

($ in millions)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	73.1%	4.5%	4.6
Secured Debt	26.9%	6.0%	3.4
Floating vs. Fixed-Rate Debt:
Floating-Rate Debt	12.7%	1.2%	0.8
Fixed-Rate Debt (1)	87.3%	5.5%	4.8

Total Debt (1)		4.9%	4.3

Total Debt Including Loan Fees (1)		5.3%

GAAP Effective Interest Rate (2)		6.0%

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNTS

Quarter-to-Date	Year-to-Date
$2.8	$5.4

(1)	Excludes the impact of the amortization of the noncash debt discounts on the Company’s exchangeable senior notes.

(2)	Represents the GAAP effective interest rate for total debt, which includes the impact of the amortization of the noncash debt discount related to the accounting for the Company’s exchangeable senior notes.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Debt Analysis

As of June 30, 2010

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Rate	Maturity Date		Remaining 2010	2011	2012	2013	2014	After 2014	Total
Unsecured Debt:
Floating	1.17%	4/26/2011			$150,000					$150,000	(1)
Fixed	3.25%	4/15/2012				148,000				148,000	(2)
Fixed	4.25%	11/15/2014						172,500		172,500	(3)
Fixed	5.72%	8/4/2010		61,000						61,000
Fixed	6.45%	8/4/2014						83,000		83,000
Fixed	6.63%	6/1/2020							250,000	250,000	(4)

				61,000	150,000	148,000		255,500	250,000	864,500

Secured Debt:
Fixed	6.70%	12/27/2011		738	69,980					70,718
Fixed	5.10%	4/1/2012				52,000				52,000	(5)
Fixed	5.57%	8/1/2012		734	1,532	71,517				73,783
Fixed	4.95%	8/1/2012		330	687	29,754				30,771
Fixed	6.51%	2/1/2017		398	836	892	952	1,016	66,648	70,742
Fixed	7.15%	5/1/2017		919	1,941	2,084	2,238	2,404	6,569	16,155
Fixed	Various (6)	Various	(6)	20	52	55	58	59	3,057	3,301

				3,139	75,028	156,302	3,248	3,479	76,274	317,470

Total	4.93%			$64,139	$225,028	$304,302	$3,248	$258,979	$326,274	$1,181,970

(1)	In April 2010, the Company exercised an option to extend the maturity date of the unsecured line of credit by one year.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $5.5 million as of June 30, 2010.

(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $18.4 million as of June 30, 2010.

(4)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $2.1 million as of June 30, 2010.

(5)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $0.9 million as of June 30, 2010. The Company assumed this debt in conjunction with the acquisition of Mission City Corporate Center in San Diego, CA in June 2010. The assets and liabilities associated with this acquisition are consolidated in a bankruptcy remote special purpose entity and are not available to satisfy the debts and other obligations of the Company.

(6)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2010 through September 1, 2038, with interest rates ranging from 4.20% to 6.20%.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Debt Covenants

As of June 30, 2010

($ in millions)

DEBT COVENANTS

Unsecured Line of Credit (as defined per Credit Agreement):	Covenant	Actual Performance as of June 30, 2010
Total debt to total asset value (1)	< 60%	39%
Fixed charge coverage ratio	> 1.5x	2.7x
Minimum consolidated tangible net worth	> $700 million + 75% of all Net Offering Proceeds (2)	$1.9 billion
Dividend coverage ratio	< 95% of FFO	66% of FFO
Unsecured debt ratio (1)(3)	> 1.67x	2.89x
Unencumbered asset pool debt service coverage (4)	≥ 2.0x	6.2x

Unsecured Senior Notes due 2020 (as defined per Indenture):
Total debt/total asset value	< 60%	38%
Interest coverage	> 1.5x	3.9x
Secured debt/total asset value	< 40%	10%
Unencumbered asset pool value to unsecured debt	≥ 150%	298%

(1)	In the event of an acquisition of one or more properties for $150 million or more, the total debt to total asset value may exceed 60% for up to two consecutive quarters but in no event exceed 65%, and the unsecured debt ratio may be less than 1.67x for up to two consecutive quarters but in no event be less than 1.54x.

(2)	This covenant level was calculated at $1.2 billion as of June 30, 2010.

(3)	The unsecured debt ratio is calculated by dividing the unsecured asset pool value by the amount of unsecured senior debt.

(4)	The unencumbered asset pool debt service coverage is calculated by dividing the unencumbered asset pool net operating cash flow by the unsecured debt service.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on August 2, 2010, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, gain/loss on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, gain/loss on early extinguishment of debt and contractual cash rents received in advance of revenue recognition, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition and amortization of above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Same Store Cash Net Operating Income	$43,686	$48,336	$88,503	$95,653
Adjustments:
GAAP Operating Revenues Adjustments, net	5,605	3,897	9,989	10,521
GAAP Operating Expenses Adjustments, net	12	1,271	(14)	(153)

Same Store GAAP Net Operating Income	49,303	53,504	98,478	106,021
Non-Same Store GAAP Net Operating Income	1,730	(339)	1,350	(625)

Net Operating Income excluding discontinued operations	51,033	53,165	99,828	105,396
Net Operating Loss from discontinued operations	—	(125)	—	(199)

Net Operating Income, as defined (1)	51,033	53,040	99,828	105,197
Adjustments:
General and administrative expenses	(6,728)	(7,308)	(13,823)	(14,361)
Acquisition-related expenses	(957)	—	(1,270)	—
Depreciation and amortization (including discontinued operations)	(23,722)	(23,480)	(44,660)	(44,665)
Interest income and other net investment (losses) gains	(18)	503	366	573
Interest expense	(13,088)	(11,897)	(25,044)	(24,115)
Loss on early extinguishment of debt	(4,564)	—	(4,564)	—
Net gain on dispositions of discontinued operations	—	2,485	—	2,485

Net Income	1,956	13,343	10,833	25,114
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	60	(427)	(132)	(824)
Preferred distributions and dividends	(3,799)	(3,799)	(7,598)	(7,598)

Net (Loss) Income Available to Common Stockholders	($1,783)	$9,117	$3,103	$16,692

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2010	2009
Net (Loss) Income Available to Common Stockholders	$(1,783)	$9,117
Interest expense	13,088	11,897
Depreciation and amortization	23,722	23,470
Loss on early extinguishment of debt	4,564	—
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(60)	427
Preferred distributions and dividends	3,799	3,799
Adjustments for Discontinued Operations:
Depreciation and amortization	—	10
Net gain on disposition of discontinued operations	—	(2,485)

EBITDA (1)	$43,330	$46,235

(1)	Please refer to page 28 for a Management Statement on EBITDA.

Kilroy Realty Corporation

Second Quarter 2010 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Funds Available for Distribution (1)	$10,695	$25,068	$24,486	$49,045
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	13,957	4,821	25,918	9,680
Depreciation for furniture, fixtures and equipment	221	208	431	406
Preferred distributions and dividends	3,799	3,799	7,598	7,598
Provision for uncollectible tenant receivables	(12)	131	14	158
Changes in assets and liabilities and other adjustments, net (2)	(4,840)	(2,230)	(1,059)	(5,985)

GAAP Net Cash Provided by Operating Activities	$23,820	$31,797	$57,388	$60,902

(1)	Please refer to page 28 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.